                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 11, 2005
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                            CPI AEROSTRUCTURES, INC.
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               (Exact Name of Registrant as Specified in Charter)

          New York                     1-11398                  11-2520310
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(State or Other Jurisdiction         (Commission              (IRS Employer
     of Incorporation)               File Number)          Identification No.)

60 Heartland Blvd., Edgewood, New York                            11717
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(Address of Principal Executive Offices)                        (Zip Code)

Registrant's telephone number, including area code  (631) 586-5200
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                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

ITEM 2.02 -- RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On May 11, 2005, the Company issued a press release discussing its financial results for the first quarter ended March 31, 2005. The press release is included as Exhibit 99.1 hereto.

ITEM 9.01 -- FINANCIAL STATEMENT AND EXHIBITS

     99.1    Press release, dated May 11, 2005, announcing March 31, 2005 financial results

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 11, 2005                              CPI AEROSTRUCTURES, INC.

                                                 By: /s/ Edward J. Fred
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                                                     Edward J. Fred
                                                     Chief Executive Officer

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